UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
CLEANERS CLUB ACQUISITION SUB, INC.
	Case Number:	8:10-bk-12742-RK
	Operating Report Number:	8
Debtor(s).	For the Month Ending:	10/31/2010

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			631,587.44

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL			621,493.90
ACCOUNT REPORTS

3.	BEGINNING BALANCE:			10,093.54

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		105,696.42
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Transfers between DIPS	7,813.23
	Other (Specify)	DIP Financing	50,448.41

	TOTAL RECEIPTS THIS PERIOD:			163,958.06

5.	BALANCE:			174,051.60

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		47,913.23
	Disbursements (from page 2)		110,441.62

	TOTAL DISBURSEMENTS THIS PERIOD:			158,354.85

7.	ENDING BALANCE:			15,696.75

8.	General Account Number(s):		870626074; 887481570
	Depository Name & Location:		JPMorgan Chase Bank
			PO Box 659754
			San Antonio, TX 78265

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred	Amount Disbursed	Amount
October 2010		See Exhibit I for detail	October Disbursements		110,441.62	110,441.62
October 2010		See Exhibit I for detail	October Transfers	47,913.23		47,913.23
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		TOTAL DISBURSEMENTS THIS PERIOD:		47,913.23	110,441.62	$158,354.85

GENERAL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	10/31/2010	Balance on Statement:	19,355.51

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
Deposits from Chase Acc # 870626074 are set forth on Exhibit II and total $1,827.48		8,123.37	See Exhibit II

TOTAL DEPOSITS IN TRANSIT			8,123.37

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
Checks from Chase Acc # 870626074 are set forth on Exhibit III and total $9,641.14		9,641.14	See Exhibit III
Checks from Chase Acc # 887481570 are set forth on Exhibit III and total $2,140.99		2,140.99	See Exhibit III

TOTAL OUTSTANDING CHECKS:			11,782.13

Bank statement Adjustments:			0.00
Explanation of Adjustments-
Unreconciled difference

ADJUSTED BANK BALANCE:			$15,696.75

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	2,602.23

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL	2,536.17
ACCOUNT REPORTS

3.	BEGINNING BALANCE:	66.06

4.	RECEIPTS DURING CURRENT PERIOD:	857.90
	(Transferred from General Account)	40,100.00

5.	BALANCE:	41,023.96

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:	48,011.20

7.	ENDING BALANCE:	(6,987.24)

8.	PAYROLL Account Number(s):	887481539
	Depository Name & Location:	JPMorgan Chase Bank
		PO Box 659754
		San Antonio, TX 78265

(FN1) Funds were transferred into the account by the debtor early in November and all payroll checks cleared when presented by employees.

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
October 2010		See Exhibit IV for detail	October Disbursements	48,011.20

		TOTAL DISBURSEMENTS THIS PERIOD:		48,011.20

[A] The debtor was in the process of segregating its payroll processing by division/debtor. Until such time payroll was processed on a consolidated basis.  This change occurred in October 2010.

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	10/31/2010	Balance on Statement:	$3,654.04

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
	N/A

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
Checks from Chase Acc #887481539 are set
forth on Exhibit V and total $10,641.28		10,641.28	See Exhibit V

TOTAL OUTSTANDING CHECKS:			10,641.28

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$(6,987.24)

I.  CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	100.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	24.00

3. BEGINNING BALANCE:	76.00

4. RECEIPTS DURING CURRENT PERIOD:	0.00
(Transferred from General Account)

5. BALANCE:	76.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:	12.00

7. ENDING BALANCE:	64.00

8. TAX Account Number(s):	887481562

Depository Name & Location:	JPMorgan Chase Bank
PO Box 659754
San Antonio, TX 78265

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
10/31/2010	NA	Chase	Bank service charge	12.00

			TOTAL DISBURSEMENTS THIS PERIOD:	12.00

TAX ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	10/31/2010	Balance on Statement:	$64.00

Plus deposits in transit:
	Deposit Date	Deposit Amount
	N/A

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks:
Check Number	Check Date	Check Amount
	N/A

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$64.00

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

		General Account:	15,696.75
		Payroll Account:	(6,987.24)
		Tax Account:	64.00
Other Accounts:	NONE		0.00
			0.00
			0.00
Other Monies:	NONE		0.00
		Petty Cash (from below):	600.00

TOTAL CASH AVAILABLE:				9,373.51

Petty Cash Transactions:
Date	Purpose		Amount
3/31/2010	Beginning balance		2,800.27
6/30/2010	Petty cash expenditures including office supplies, small repairs, fuel expenses and COD transactions		(2,200.27)

TOTAL PETTY CASH TRANSACTIONS:				600.00

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Setal and related entities (secured creditors)(FN1)	N/A. Debt matured pre-petition	N/A	N/A
Butler Capital	Monthly	1,715.48	8	13,723.84
Butler Capital	Monthly	785.45	8	6,283.60
GE Capital	Monthly	830.44	8	6,643.52
GMAC	Monthly	492.29	8	3,938.32
Leaf	Monthly	1,715.48	8	13,723.84
Chrysler	Monthly	801.39	0	0.00
Canon	Monthly	265.00	7	1,855.00
Mountain Gate-Corona, LP	Monthly	3,914.80	0	0.00
Orangecrest Partners, LLC	Monthly	2,035.00	0	0.00
Summit Heights Center, LP	Monthly	2,992.00	0	0.00
LHC Morningside Marketplace, LLC	Monthly	3,440.48	0	0.00
Cloverdale Marketplace, LLC	Monthly	3,120.00	0	0.00
Trimark/Hughes Corona Valley, LLC	Monthly	5,186.00	0	0.00
Biltmore Riverside I, LLC	Monthly	4,476.28	0	0.00
Ginny Fawcett-Rejected Lease (FN2)	Monthly	2,261.95	3	6,785.85
Sierra Lakes Village, LLC-Rejected Lease (FN3)	Monthly	5,316.83	4	21,267.32

			TOTAL DUE:	74,221.29
(FN1) - All of the Debtors are jointly and severally liable for Setal debt, which for convenience is listed in detail on the Monthly report for U.S. Dry Cleaning Services
(FN2) - This lease was rejected by the Debtor at the end of May 2010.  The Debtor owes lease payments for March, April and May 2010.
(FN3) - This lease was rejected by the Debtor at the end of June 2010.  The Debtor owes lease payments for March, April, May and June.
III. TAX LIABILITIES

Gross Sales Subject to Sales Tax:	0.00
Total Wages Paid:	44,928.93

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
(FN4)	Federal Withholding	0.00	1,399.38	3/31/2010
(FN4)	State Withholding	0.00	753.14	3/31/2010
(FN4)	FICA- Employer's Share	0.00	2,915.40	3/31/2010
(FN4)	FICA- Employee's Share	0.00	2,915.40	3/31/2010
(FN4)	Federal Unemployment	0.00	259.25	3/31/2010
	Sales and Use	NA	NA
	Real Property	0.00	0.00
Other:	State Unemployment (FN5)	0.00	2,172.21	3/31/2010
	TOTAL:	0.00	10,414.78

(FN5) - The Debtors discovered in November that payroll taxes for certain entities were not paid for the month of March 2010.  The Debtors now use a payroll service that makes pre-funded payroll tax payments directly to the taxing authorities.  The only delinquent amounts are from March 2010.

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	8,868.01	0.00	37,018.37
31 - 60 days	2,061.09	0.00	2,031.76
61 - 90 days	524.66	0.00	4,545.28
91 - 120 days	963.74	0.00	0.00
Over 120 days	1,001.23	0.00	0.00
TOTAL:	13,418.73	0.00	43,595.41

V. INSURANCE COVERAGE

	(FN1)	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
	Workers Compensation	Great Central	1,000,000	5/31/2011	10/31/2010
	Property	Great Central	Included	2/14/2011	10/31/2010
	Automobile	Great Central	Included	2/14/2011	10/31/2010
	Umbrella	Great Central	1,000,000	2/14/2011	10/31/2010
Others:

VI.  UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
3/31/2010	1,111.48	325.00	5/11/10	325.00	0.00
6/30/2010	220,534.20	1,625.00	7/30/10	1,625.00	0.00
9/30/2010	402,420.39	4,875.00	10/26/10	4,875.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		6,825.00		6,825.00	0.00

(FN1) The debtor believes the amount due for insurance, except for health, is $0 based on the amount of credits due from the carrier primarily from work compensation insurance overpayments.

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Authorized Gross Compensation	Gross Compensation Paid During the Month
NONE

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
NONE

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	90,617.88	912,878.79
Less: Returns/Discounts	683.53	10,947.20
Net Sales/Revenue	89,934.35	901,931.59

Cost of Goods Sold:
Beginning Inventory at cost	0.00	0.00
Purchases	7,502.42	72,762.16
Less: Ending Inventory at cost	0.00	0.00
Cost of Goods Sold (COGS)	7,502.42	72,762.16

Gross Profit	82,431.93	829,169.43

Other Operating Income (Itemize)	0.00	0.00

Operating Expenses:
Payroll - Insiders	0.00	0.00
Payroll - Other Employees	44,928.93	518,945.72
Payroll Taxes	3,417.35	53,777.01
Other Taxes (Itemize)	649.82	4,655.22
Depreciation and Amortization	5,509.79	43,710.98
Rent Expense - Real Property	14,698.76	188,307.15
Lease Expense - Personal Property	811.07	4,467.00
Insurance	6,675.00	48,057.36
Real Property Taxes	0.00	0.00
Telephone and Utilities	6,658.64	59,472.14
Repairs and Maintenance	406.60	18,352.57
Travel and Entertainment (Itemize)	0.00	0.00
Miscellaneous Operating Expenses (Itemize)	9,232.73	77,519.22
Total Operating Expenses	92,988.69	1,017,264.37

Net Gain/(Loss) from Operations	(10,556.76)	(188,094.94)

Non-Operating Income:
Interest Income	0.00	0.00
Net Gain on Sale of Assets (Itemize)	2,000.00	2,000.00
Other (Itemize)	0.00	0.00
Total Non-Operating income	2,000.00	2,000.00

Non-Operating Expenses:
Interest Expense	0.00	1,559.62
Legal and Professional (Itemize)	4,875.00	6,825.00
Other (Itemize)	6,200.00	54,679.52
Total Non-Operating Expenses	11,075.00	63,064.14

NET INCOME/(LOSS)	(19,631.76)	(249,159.08)

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	9,373.51
Restricted Cash	0.00
Accounts Receivable	43,595.41
Inventory	0.00
Notes Receivable	0.00
Prepaid Expenses	3,950.00
Other (Itemize)	529.94
Total Current Assets		57,448.86

Property, Plant, and Equipment	701,330.86
Accumulated Depreciation/Depletion	(203,173.89)
		498,156.97

Other Assets (Net of Amortization):
Due from Insiders	0.00
Other (Itemize)	3,793.66
Total Other Assets		3,793.66

TOTAL ASSETS		559,399.49

LIABILITIES
Post-petition Liabilities:
Accounts Payable	13,418.73
Taxes Payable	10,414.78
Notes Payable	0.00
Professional fees	0.00
Secured Debt	0.00
Other (Itemize)	276,414.68
Total Post-petition Liabilities		300,248.19

Pre-petition Liabilities:
Secured Liabilities	107,133.22
Priority Liabilities	23,080.75
Unsecured Liabilities	646,570.10
Other (Itemize)	0.00
Total Pre-petition Liabilities		776,784.07

TOTAL LIABILITIES		1,077,032.26

EQUITY:
Pre-petition Owners’ Equity	(268,473.69)
Post-petition Profit/(Loss)	(249,159.08)
Direct Charges to Equity	0.00
TOTAL EQUITY		(517,632.77)

TOTAL LIABILITIES & EQUITY		559,399.49

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X
N/A

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X
N/A

3.	State what progress was made during the reporting period toward filing a plan of reorganization
The Debtor and its management continue to formulate the Debtor's plan of reorganization.

4.	Describe potential future developments which may have a significant impact on the case:

There is a pending motion to appoint a chapter 11 trustee.  If that motion is granted, it would significantly impact this case.  The current hearing has been continued to December of 2010.   The Debtor (and its related entities) are in the process of attempting to raise exit financing with their investment banker, National Securities Corp.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
N/A

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X
N/A

I,	Robert Lee, Chief Executive Officer

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

11/22/10	/s/ Robert Lee
Date	Principal for debtor-in-possession